                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): DECEMBER 21, 2000



                        INHALE THERAPEUTIC SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



                 000-23556                               94-3134940
           (Commission File No.)              (IRS Employer Identification No.)



                               150 INDUSTRIAL ROAD
                              SAN CARLOS, CA 94070
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 631-3100


                                   ----------


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ITEM 5.  OTHER EVENTS

         On December 21, 2000, Inhale Therapeutic Systems, Inc. ("Inhale") announced an offer to acquire Bradford Particle Design plc, a biotechnology company registered in England and Wales.

Inhale's press release, dated December 21, 2000, titled "Inhale Announces Offer to Acquire Bradford Particle Design" is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS


     Exhibit Number         Description
     --------------         ------------------------------------------


     99.1                   Press Release titled "Inhale Announces Offer to Acquire
                            Bradford Particle Design" dated December 21, 2000.



                                       2.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INHALE THERAPEUTICS, INC.

Dated:    December 21, 2000        By: /s/ Brigid A. Makes
                                      ---------------------------------------
                                      Brigid A. Makes
                                      Chief Financial Officer and Vice President
                                      of Finance and Administration
                                      (Principal Financial and Accounting
                                      Officer)



                                       3.